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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 8, 2005
                       -----------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                                 --------------
                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
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                    (Address of Principal Executive Offices)

                                   11-2250305
                                 --------------
                        (IRS Employer Identification No.)

                                      63105
                                    --------
                                   (Zip Code)

                                 (314) 290-2000
                              --------------------
               (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 8, 2005, Registrant issued a press release announcing its audited fiscal 2004 earnings, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

        EXHIBIT NO.                    DESCRIPTION
        -----------                    -----------
           99.1            Press Release dated February 8, 2005


The information furnished in this Form 8-K, including Exhibit No. 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference to such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 8, 2005                     By:   /s/ Randolph Seeling
                                                  Randolph Seeling
                                                  Chief Accounting Officer